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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) October 26, 1999
                                                 ----------------


                            CASE CREDIT CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       33-80775-01                                      76-0394710
--------------------------                  ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)



   233 Lake Avenue, Racine, Wisconsin                     53403
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(Address of Principal Executive Offices)                (Zip Code)


                                 (414) 636-6011
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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

Item 5.   Other Events.

     On October 26, 1999, Case Capital Corporation announced its unaudited financial results for the quarter ended September 30, 1999. This announcement is filed as an exhibit hereto and is hereby incorporated by reference. The financial services business of Case Corporation is provided through Case Capital Corporation, including its wholly owned subsidiary Case Credit Corporation and their subsidiaries and joint ventures (collectively, "Case Capital").

     The following tables summarize the earnings and financial position of Case Capital and consolidated subsidiaries as of September 30, 1999 and for the three months and the nine months ended September 30, 1999.

                       SUMMARY INCOME STATEMENT DATA(a)
                                  (Millions)
                                  (Unaudited)

                                          Three Months Ended        Nine Months Ended
                                             September 30              September 30
                                             ------------              ------------
                                          1999         1998         1999         1998
                                          -----        -----        -----        -----
Revenues
   Interest income and other              $ 120        $ 108        $ 346        $ 264
                                          -----        -----        -----        -----
Total                                       120          108          346          264
                                          =====        =====        =====        =====
Costs and Expenses
   Selling, general and administrative       17           12           52           33
   Interest expense                          49           43          141          103
   Other, net                                19           14           53           32
                                          -----        -----        -----        -----
Total                                        85           69          246          168
                                          =====        =====        =====        =====

Income before taxes                          35           39          100           96
Income tax provision(b)                      12           14           36           34
                                          -----        -----        -----        -----
Net income                                $  23        $  25        $  64        $  62
                                          =====        =====        =====        =====

(a) Certain reclassifications have been made to conform the prior year's financial statements to the 1999 presentation.

(b) Case Capital's effective income tax rate of 36% for the first nine months of 1999 was slightly higher than the U.S. statutory tax rate primarily due to foreign income taxed at different rates and state income taxes. For the first nine months of 1998, Case Capital's effective tax rate of 35% was equal to the U.S. statutory rate.

                                                                 Form 8-K page 2

                         SUMMARY BALANCE SHEET DATA(a)
                                  (Millions)
                                  (Unaudited)

                                                       September 30
                                                       ------------
                                                       1999     1998
                                                      ------   ------
Assets
   Cash and cash equivalents                          $   39   $   23
   Accounts, notes receivable and other - net          2,925    2,411
   Property, plant and equipment - net                     4        2
   Equipment on operating leases - net                   528      422
   Other assets                                          347      176
                                                      ------   ------

Total                                                 $3,843   $3,034
                                                      ======   ======

Liabilities and Equity
   Current maturities of long-term debt              $    --  $    --
   Short-term debt                                       429    1,195
   Accounts payable and other accrued liabilities         88       49
   Long-term debt                                      2,681    1,351
   Other liabilities                                     116       28
                                                      ------   ------
      Total Liabilities                                3,314    2,623
   Equity                                                529      411
                                                      ------   ------
Total                                                 $3,843   $3,034
                                                      ======   ======

(a) Certain reclassifications have been made to conform the prior year's financial statements to the 1999 presentation.


                                                                 Form 8-K page 3
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)  Exhibits.


Exhibit
   No.    Document Description
-------   --------------------


99        Press Release of Case Capital Corporation dated October 26, 1999.

                                                                 Form 8-K page 4
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CASE CREDIT CORPORATION



Dated: October 29, 1999                  By: /s/ Kevin J. Hallagan
                                            ----------------------------------
                                            Kevin J. Hallagan
                                            Vice President and Secretary

                                                                 Form 8-K page 5
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                               INDEX TO EXHIBITS



Exhibit
   No.    Document Description
-------   --------------------

99        Press release dated October 26, 1999 of Case Capital Corporation.

                                                                 Form 8-K page 6